UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 1, 2009

____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)

2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Company’s telephone
number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 1, 2009, Ironclad Performance Wear Corporation (the “Company”) changed its certifying accountant to the newly formed EFP Rotenberg LLP.  EFP Rotenberg LLP (“EFP Rotenberg”) was formed as result of a merger between Rotenberg and Company LLP (“Rotenberg”), the Company’s former certifying accountant and EFP Group.  All of the partners and employees of Rotenberg and EFP Group have joined the new firm, EFP Rotenberg.  EFP Rotenberg succeeds Rotenberg and Company LLP as the Company’s certifying accountant. The merger is intended to have no material impact to the relationship between the Company and its certifying accountant.

The reports of Rotenberg with respect to the Company’s financial statements for the Company’s two most recent fiscal years and the subsequent interim periods through October 1, 2009 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rotenberg to make reference to the subject matter of the disagreement in connection with its report and Rotenberg did not advise the Company of any “reportable events” (as described in Item 304 of Regulation S-K).

The Company has provided Rotenberg with a copy of this Current Report on Form 8-K/A and has requested that Rotenberg furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC Letter”) stating whether or not Rotenberg agrees with the disclosure with respect to Rotenberg set forth above. The SEC Letter is attached hereto as Exhibit 16.1.

During the Company’s two most recent fiscal years and the subsequent interim periods through October 1, 2009, the Company has not consulted EFP Rotenberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with EFP Rotenberg regarding any disagreements with its prior certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior certifying accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

16.1	Letter from Rotenberg and Company, LLP to the United States Securities and Exchange Commission dated October 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: October 23, 2009	By: /s/ Thomas E. Kreig
Thomas E. Kreig,
Senior Vice President of Finance

Exhibit
Number	Description

16.1	Letter from Rotenberg and Company, LLP to the United States Securities and Exchange Commission dated October 21, 2009.